SUPPLEMENT

dated December 1, 2023 to the

STATUTORY PROSPECTUSES

dated May 31, 2023 for

The Yorktown Funds

(Class A, Class L, Class C and Institutional Class Shares)

Effective immediately, the Statutory Prospectuses of the Yorktown Funds are hereby amended to reflect the following information:

The following replaces the section of Appendix A of each Statutory Prospectus entitled “Fund Purchases through Robert W. Baird & Co. (“Baird”)”:

Fund Purchases through Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•    Shares purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•   Shares purchased using the proceeds of redemptions from a Yorktown Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•   A shareholder in the Fund’s Investor C and L shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•   Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•   Shares sold due to death or disability of the shareholder

•   Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•   Shares bought due to returns of excess contributions from an IRA Account

•   Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as

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described in the Fund’s prospectus

•   Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•   Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•   Breakpoints as described in this prospectus

•   Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Yorktown Funds assets held by accounts within the purchaser’s household at Baird. Eligible Yorktown Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Yorktown Funds through Baird, over a 13-month period of time

Please retain this supplement with your records.

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